UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5994
                 ----------------------------------------------

                          THE FRANCE GROWTH FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Paul Schubert
                         UBS Global Asset Management(US)
                                      Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                         (Name and address of agent for
                                    service)

                                    Copy to:
                             Margaret Bancroft, Esq.
                                   Dechert LLP
                              30 Rockefeller Plaza
                               New York, NY 10012


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  December 31, 2003

Date of reporting period:  June 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------
       Jean A. Arvis          Chairman of the Board of Directors
       Thomas C. Barry        Director
       John A. Bult           Director
       Pierre H.R. Daviron    Director
       Serge Demoliere        Director
       Dirk Kipp              Director
       Michel Longchampt      Director
       Gregory L. Melville    Director
       Michel A. Rapaccioli   Director
       Moritz Sell            Director
       John W. Spurdle, Jr.   Director

MANAGEMENT
--------------------------------------------------------------------------------
       Pierre H.R. Daviron    President and Chief Investment Officer
       Steven M. Cancro       Vice President and Secretary
       Paul H. Schubert       Treasurer

ADMINISTRATOR
--------------------------------------------------------------------------------
       UBS Global Asset Management (US) Inc.
       51 West 52nd Street
       New York, New York 10019

CUSTODIAN
--------------------------------------------------------------------------------
       Brown Brothers Harriman & Co.
       40 Water Street
       Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
       PFPC Inc.
       101 Federal Street, 4th FI
       Boston, MA 02110

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
       PricewaterhouseCoopers LLP
       1177 Avenue of the Americas
       New York, New York 10036

COUNSEL
--------------------------------------------------------------------------------
       Dechert LLP
       30 Rockefeller Plaza
       New York, NY 10112




The France Growth Fund, Inc.                 [LOGO]
237 Park Avenue, Suite 900
New York, New York 10017



[LOGO]              THE
               ------------------------
                    FRANCE
               ------------------------
                    GROWTH
               ------------------------
                    FUND, INC.
               ------------------------



SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED
JUNE 30, 2003




[PHOTO]

In this centennial year of the Tour de France, Lance Armstrong became the first American to join an elite club of European cyclists to win a fifth consecutive race. In his most closely contested victory to date, Armstrong beat Jan Ullrich by just over a minute. In a sport where no solo rider can survive an entire tour by himself, Armstrong leads one of the most dynamic and loyal teams in the peloton. The Management of the France Growth Fund salutes his great achievement and, inspired by Lance's dedication and relentless work ethic, will strive to ensure that our shareholders join him as winners in France.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
General Information
--------------------------------------------------------------------------------


THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company the shares of which trade on the New York Stock Exchange ("NYSE"). The Fund's investment objective is long-term capital appreciation through investment primarily in French equity securities. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

At a meeting of the Board of Directors held on October 21, 2002, the Board of Directors approved the internalization of the portfolio management of the Fund, effective November 1, 2002 and named Pierre H.R. Daviron, a member of the Board, as President and Chief Investment Officer of the Fund. Mr. Daviron has full discretionary power to invest and reinvest the assets of the Fund in compliance with the investment objectives and policies of the Fund set forth in the Fund's 1990 Prospectus and as further established by the Fund's Directors.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's closing daily net asset value is available over the NASDAQ Mutual Fund Quotation Service. The Fund's NYSE trading symbol is "FRF".
Net asset value and market price  information  is  published  each Monday in THE

WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, as well as in other newspapers in tables captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PFPC Inc. at (800) 331-1710. Please also visit the Fund's website at www.FranceGrowthFund.com for additional information about the Fund.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on June 24, 2003. At that meeting, shareholders voted: (1) to re-elect Thomas C. Barry, Gregory L. Melville and Moritz Sell as Directors to serve for a three-year term expiring at the 2006 annual meeting; and (2) to approve a shareholder proposal recommending that the Board of Directors liquidate the Fund or otherwise enable shareholders to realize net asset value for their shares. The certified voting results for these two proposals are as follows:

1. Election of Directors:
                                                   For        Withheld Authority
                                                ---------     ------------------
    Thomas C. Barry ..........................  7,085,215         3,775,762
    Gregory L. Melville ......................  6,812,241         4,048,736
    Moritz Sell ..............................  6,810,712         4,050,265

In addition to the elected Directors, Jean A. Arvis, John A. Bult, Walter J.P. Curley, Pierre H.R. Daviron, Serge Demoliere, Dirk Kipp, Michel Longchampt, Michel A. Rapaccioli and John W. Spurdle continue to serve as Directors of the Fund.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
General Information (continued)
--------------------------------------------------------------------------------


2. A recommendation to the Board to liquidate the Fund or otherwise enable shareholders to realize net asset value for their shares:

                                   For              Against          Abstain
                               ----------        ------------       --------
                                5,459,954          2,453,085         40,740

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PFPC Inc. (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by calling (800) 331-1710. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distributions from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund.

Distributions with respect to shares registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the immediately preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
General Information (concluded)
--------------------------------------------------------------------------------


may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant requests a certificate for full shares, a cash payment will be made for any fraction of a share credited to such account.

The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital gain distributions payable either in Common Stock or in cash. However, each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by calling (800) 331-1710.

OTHER INFORMATION

During the six months ended June 30, 2003, there has been no (i) material changes in the principal risk factors associated with investment in the Fund,
(ii) material changes in the Fund's investment objectives or policies or (iii) change in the persons primarily responsible for the day-to-day management of the Fund.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Letter to Shareholders
--------------------------------------------------------------------------------

                                                                 August 27, 2003

Dear Fellow Stockholders:

Corporate governance has been an important focus of the Board of Directors of The France Growth Fund for the first half of this year. Together with the rest of corporate America, the Fund has been required to implement the highly detailed provisions of the Sarbanes-Oxley Act, and this is being done at a substantial cost to the Fund. The project was begun in January with the creation by the Board of a Corporate Governance Committee to make recommendations to the Board on devising stronger Audit Committee procedures and other oversight requirements. At the recommendation of this Committee, the Board also reached an agreement with the Fund's largest shareholder, Bankgesellschaft Berlin, to promote the continuation of the Fund as an investment vehicle for the benefit of all the Fund's stockholders. Part of this Agreement included reducing the size of the Board over the next three years and ensuring that the Board and Bankgesellschaft Berlin are in agreement on major issues presented to stockholders.

In the spirit of this Agreement, the Board unanimously presented a slate of three directors for reelection at the June stockholders meeting, which met with strong voter support. After several years of contested elections, the Board is pleased to announce the reelection of Directors Thomas Barry, Greg Melville and Moritz Sell, who will serve as Directors for the next three years.

Another recent development is the receipt of a no action letter from the Securities and Exchange Commission allowing the Fund to invest in foreign investment companies under certain specific guidelines. Management is reviewing the parameters of such a program and will make a proposal to the Board for its consideration.

The Board was disappointed that non-binding Stockholder Proposal 2 was approved by a majority of the votes cast by stockholders at the June stockholders meeting. Proposal 2 advocated that the Board consider liquidation of the Fund or take other action to give stockholders the opportunity to realize net asset value. The Board intends to respond to concerns expressed by stockholders and will consider various strategic options at its next meeting in October. As you will note on the following pages of this Semi-Annual Report outlining the history of the Fund, the Board has taken consistent steps over time to utilize market trends and maximize stockholder value in the timing and frequency of its distributions and tender offers. In this spirit, I have asked Management in consultation with Board members to develop various strategic options designed to provide appropriate returns to investors, insuring the continuation of the Fund while allowing it to remain economically viable.

We have great confidence that Management will be able to successfully implement any strategy selected by the Board.



Jean A. Arvis
Chairman of the Board

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Financial History of the Fund
--------------------------------------------------------------------------------


The Fund commenced investment operations in May 1990 after an initial public offering of 11.5 million shares were sold on the New York Stock Exchange. The net proceeds of the offering were approximately $127 million, which were then invested in the French equity markets. In April 1994 the Fund issued a rights offering for an additional 3.8 million shares, which was fully subscribed and yielded net proceeds of $38.8 million.

In 1998, the Directors became convinced that the time was right to realize long-term capital gains for a distribution to shareholders. As such, a plan was developed to distribute a minimum of 12% of the Fund's NAV over a three year period, in the form of long-term capital gains (to the extent possible). As demonstrated in the charts on the following page, this decision allowed the Fund to sell holdings at levels close to the top of the market, returning to shareholders more than $150 million.

In January 2001, in further recognition of the request of some shareholders for a return of capital, the Board conducted a tender offer for 20% (approximately 3 million) of its shares. This tender was fully subscribed and as a result returned over $32 million to shareholders, leaving 12.1 million shares outstanding.

Over the life of the Fund, interest, dividends, capital gains distributions and tender offers have amounted to over $261.5 million. The current NAV of the Fund is $87.8 million.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Financial History of the Fund (concluded)
--------------------------------------------------------------------------------

                            DISTRIBUTIONS--1990-2003

          [Table below represents a bar graph in the original report.]

DISTRIBUTIONS*

                     Dividend
                    Distributed         Rights Issue          Tender Offer
                    -----------         ------------          ------------
     1990               6                     0                    0
     1991               1.2                   0                    0
     1992               1.6                   0                    0
     1993               5                     0                    0
     1994               8.9                  37                    0
     1995               2                     0                    0
     1996              13.8                   0                    0
     1997              14.7                   0                    0
     1998              37.2                   0                    0
     1999              48.9                   0                    0
     2000              76.1                   0                    0
     2001              14.1                   0                   32
     2002               0                     0                    0
     2003               0                     0                    0



                               TOTAL NET ASSETS*

          [Table below represents a line chart in the original report.]

NAV--1990-2003

                                          Total Net Assets
                                          ----------------
                         May-90                127
                         Dec-90                118.68
                         Dec-91                121.67
                         Dec-92                121.095
                         Dec-93                148.81
                         Dec-94                168.338
                         Dec-95                177.546
                         Dec-96                201.638
                         Dec-97                218.671
                         Dec-98                251.817
                         Dec-99                277.332
                         Mar-00                326.228
                         Dec-00                181.985
                         12/2001               104.302
                         12/2002                80.52
                         3/3/2003               66.034
                         6/3/2003               87.763


     *ALL FIGURES IN MILLIONS OF USD

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Management Remarks (continued)
--------------------------------------------------------------------------------


Dear Shareholder:

The France Growth Fund assets increased from $80.5 million to $87.8 million during the first half of 2003. This is the first semi-annual increase in assets in three years. The table below shows the Fund's market price and net asset value per share throughout 2002 and the first half of 2003.

                            ----------------------------------------------------
                                                        NET ASSET VALUE
                                 SHARE PRICE               PER SHARE
--------------------------------------------------------------------------------
   12/31/2001                       $7.33                    $8.64
--------------------------------------------------------------------------------
   6/30/2002                        $6.95                    $8.15
--------------------------------------------------------------------------------
   12/31/2002                       $5.70                    $6.67
--------------------------------------------------------------------------------
   6/30/2003                        $6.28                    $7.27
--------------------------------------------------------------------------------


On November 1, 2002, the Fund assumed responsibility for its own portfolio management, without the assistance of an outside advisor. The table below presents the performance of the Fund since it has been self-managed.

--------------------------------------------------------------------------------
   TOTAL RETURN          SHARE PRICE      NET ASSET VALUE       BENCHMARK*
--------------------------------------------------------------------------------
   10/31/02 to 6/30/03      11.0%               10.9%              12.7%
--------------------------------------------------------------------------------
   12/31/02 to 6/30/03      10.2%                9.1%              11.2%
--------------------------------------------------------------------------------

* The Board of Directors adopted the MSCI France Index (Net, USD) as the Fund's benchmark beginning November 1, 2002


INVESTMENT POLICY

The objective of the Fund is to generate investment return, after expenses, in excess of the MSCI France Index. We believe this can only be achieved by investing in companies with strong competitive positions, which are creating value for shareholders by generating returns well in excess of their cost of capital, and by buying these stocks when their market value is substantially lower than their intrinsic value. Disciplined stock selection will justify the construction of a concentrated portfolio which has a relatively low correlation to its benchmark.

                     -------------------------------------------------------------------------------
                             10/31/2002                12/31/2002                  6/30/2003
                     -------------------------------------------------------------------------------
                        PERCENT     NUMBER OF      PERCENT     NUMBER OF     PERCENT     NUMBER OF
                     OF NET ASSETS SECURITIES   OF NET ASSETS SECURITIES  OF NET ASSETS SECURITIES
----------------------------------------------------------------------------------------------------
France Large Cap          87.7%         42          82.8%         27             79.0%      26
----------------------------------------------------------------------------------------------------
       Small Cap*          4.4%          8           6.8%          7             10.4%      12
----------------------------------------------------------------------------------------------------
Europe                     6.5%          4           7.8%          7              9.9%       9
----------------------------------------------------------------------------------------------------
Cash/Other                 1.4%         --           2.6%         --              0.7%      --
----------------------------------------------------------------------------------------------------
Total                      100%         54           100%         41            100.0%      47
----------------------------------------------------------------------------------------------------

* Companies with market capitalization of less than Euro 2.5 billion.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Management Remarks (continued)
--------------------------------------------------------------------------------


Since management was internalized on November 1, 2002 the portfolio has been significantly refocused and the exposure to large French companies has been reduced. We have been selectively building positions in smaller companies that we believe offer strong fundamentals and compelling valuations. We have also taken full advantage, within the limits set in the Fund's initial 1990 Prospectus, of investment opportunities in Western Europe outside France. Our strategy of refocusing and concentrating the portfolio however remains constrained by regulatory and diversification rules.

During the first half of 2003, the French equity market and the Fund experienced unusual volatility, as shown by the table below:

                        --------------------------------------------------------
                                   BENCHMARK*
-----------------------------------------------------------   NET ASSET VALUE
                         IN EUROS        IN U.S. DOLLARS      IN U.S. DOLLARS
--------------------------------------------------------------------------------
  12/31/02 to 6/30/03        1.6%              11.2%                9.1%
--------------------------------------------------------------------------------
  12/31/02 to 3/12/03      (22.0%)            (18.1%)             (18.0%)
--------------------------------------------------------------------------------
  3/12/03 to 6/30/03        30.3%              35.7%               32.9%
--------------------------------------------------------------------------------
  * MSCI France Index (Net, USD)

The market declined sharply from January 3, 2003 to March 12, 2003 as the buildup to war in Iraq further dented business and consumer confidence. In the second quarter, relief at initial military successes in Iraq and anticipation that the positive effect of fiscal and monetary stimuli in the US and Europe would lead to a self sustaining recovery provided a catalyst for a world-wide recovery in stock prices. Interest rates continued to fall and investors discounted a broad-based and strong profit recovery.

In this context the French equity market response to the world-wide rally was somewhat subdued. French companies' fundamentals are perceived to be negatively impacted by the strength of the euro which appreciated 9.5% against the US dollar over the first half of the year. In addition, after a long period of denial, the French government tackled some long delayed structural reforms. This led to crippling strikes in the second quarter. The government however did not lose its resolve, as it had done in the past, and pension reform was passed by Parliament in July. We consider this most important as a milestone in tackling long term issues and as potentially promising for French and other European financial markets.

During the rally, investors' tolerance for risk increased and as usual in such market circumstances, the stocks of lower quality companies rebounded more than the stocks of stronger companies. Your Fund is focused on investing in quality companies which will generate value over the longer term at a controlled level of risk and in an environment where weaker companies were bid up by bottom fishing investors, the Fund underperformed its benchmark. The Fund's beta against its benchmark was approximately .5, as calculated over the period January 1, 2003 to June 30, 2003.

FUND EXPENSES

The implementation of the provisions of the Sarbanes-Oxley Act and other regulatory matters, as well as the activity of the newly created Corporate
Governance Committee and the full Board and resulted in significant and unexpected total net expenses. Excluding those specific expenses which should not recur in the second half, operating expense were in line with the planned budget for the year.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Management Remarks (continued)
--------------------------------------------------------------------------------


BENEFITS OF CAPITAL LOSS CARRY FORWARDS

As a result of the equity market decline of the previous years, the Fund has suffered substantial net realized capital losses. The table below shows the accumulated net realized and unrealized gain (loss) positions as of the beginning and end of the six month fiscal period.

                 ---------------------------------------------------------------
                     ACCUMULATED NET          UNREALIZED
                  REALIZED GAIN (LOSS)*      GAIN (LOSS)*           TOTAL*
--------------------------------------------------------------------------------
   1/1/2003              (38.1)                   (4.2)             (42.3)
--------------------------------------------------------------------------------
   6/30/2003             (40.3)                    4.9              (35.4)
--------------------------------------------------------------------------------
   * Amounts in $millions


These   accumulated   losses  could  provide   considerable  tax  advantages  to
shareholders of the Fund, as capital loss carry forward could be used to offset the tax liability of future capital gains.

We are committed to creating value for shareholders through the disciplined implementation of our investment strategy and the effective management of the Fund's expenses. We believe that structural reform is taking hold in France and that a new generation of global competitors are emerging that offer compelling value to investors with a global perspective.




Pierre H.R. Daviron
President and Chief Investment Officer

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Management Remarks (concluded)
--------------------------------------------------------------------------------


                AT JUNE 30, 2003, THE FUND'S TEN LARGEST HOLDINGS
                         REPRESENTED 53.8% OF NET ASSETS

--------------------------------------------------------------------------------
                                   SECURITIES
--------------------------------------------------------------------------------
                                      TOTAL
                                 FRANCE TELECOM
                                   BNP PARIBAS
                                SANOFI SYNTHELABO
                                       AXA
                                  GROUPE DANONE
                                  PERNOD RICARD
                                 CREDIT AGRICOLE
                                      SUEZ
                                     AVENTIS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               PORTFOLIO ACTIVITY:
                               12/31/02 TO 6/30/03
--------------------------------------------------------------------------------
 LARGE CAP       ALCATEL        ARCELOR         AVENTIS             ACCOR
                   CNP            BNP          CARREFOUR           ARCELOR
             CREDIT AGRICOLE    SANOFI     DESSAULT SYSTEMES      BOUYGUES
                EURONEXT        STMICRO         HERMES              DEXIA
                   FTE          THALES          LAFARGE       SOCIETE GENERALE
                PECHINEY        WANADOO         L'OREAL            SODEXHO
                PUBLICIS                        ORANGE             THALES
                                                              VIVENDI UNIVERSAL
                                                                   WANADOO
--------------------------------------------------------------------------------
 SMALL CAP       AAREAL         CEGEDIM      HANNOVER RUCK
              BACOU DAILOZ                       REXEL
            BUSINESS OBJECTS                     URBIS
            CARBONE LORRAINE                  YULE CATTO
                 ERAMET
                 FIMALAC
                 LAURUS
                 MEDION
--------------------------------------------------------------------------------

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Portfolio of Investments

June 30, 2003 (unaudited)
--------------------------------------------------------------------------------
EQUITIES -- 97.37%
--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                              -------
FRANCE--89.40%
  CONSUMER DISCRETIONARY--7.06%
      6,000 Hermes International ...........................         $   846,961
     47,500 Michelin .......................................           1,857,977
     30,000 Publicis Groupe ................................             806,580
     44,661 Rallye .........................................           1,722,780
     29,300 Trigano ........................................             963,043
                                                                     -----------
                                                                       6,197,341
                                                                     -----------
  CONSUMER STAPLES--11.48%
     11,000 Bonduelle ......................................             879,519
     24,000 Carrefou .......................................           1,178,429
     22,678 Groupe Danone ..................................           3,143,834
     25,000 L'Oreal ........................................           1,765,941
     34,951 Pernod-Ricard ..................................           3,124,269
                                                                     -----------
                                                                      10,091,992
                                                                     -----------
  ENERGY--14.21%
     82,434 Total Fina Elf .................................          12,480,443
                                                                     -----------
  FINANCIALS--18.47%
    204,833 Axa ............................................           3,183,633
    117,976 BNP Paribas ....................................           6,005,853
     27,000 CNP Assurances .................................           1,143,087
    160,000 Credit Agricole ................................           3,046,392
     25,000 FIMALAC ........................................             690,270
     28,900 Unibail ........................................           2,144,496
                                                                     -----------
                                                                      16,213,731
                                                                     -----------
  HEALTH CARE--11.58%
     50,582 Aventis ........................................           2,787,982
     18,500 Cegedim ........................................             842,820
     40,000 Essilor International ..........................           1,614,311
     43,000 MEDIDEP SA (a)  ................................             811,297
     70,000 Sanofi Synthelabo ..............................           4,107,106
                                                                     -----------
                                                                      10,163,516
                                                                     -----------
  INDUSTRIALS--10.28%
    250,000 Alcatel (a) ....................................           2,257,758
      7,700 Bacou-Dalloz ...................................             755,627
     13,934 Carbone Lorraine ...............................             379,118
     26,100 Neopost ........................................           1,110,990
     35,466 Renault ........................................           1,878,518
     22,165 Rexel ..........................................             682,118
     29,000 Vinci ..........................................           1,960,079
                                                                     -----------
                                                                       9,024,208
                                                                     -----------
  INFORMATION TECHNOLOGY--1.79%
     30,000 Business Objects (a) ...........................             670,252
     27,500 Dassault Systemes ..............................             904,829
                                                                     -----------
                                                                       1,575,081
                                                                     -----------
  MATERIALS--2.85%
      2,500 Eramet .........................................              71,040
      8,927 Imerys .........................................           1,302,244
      6,922 Lafarge ........................................             406,134
        294 Lafarge
              Rights expiring 07/01/03 (a) .................                 795
     20,000 Pechiney .......................................             719,261
                                                                     -----------
                                                                       2,499,474
                                                                     -----------
  TELECOM SERVICES--8.39%
    263,500 France Telecom (a) .............................           6,475,147
    100,000 Orange (a) .....................................             889,298
                                                                     -----------
                                                                       7,364,445
                                                                     -----------
  UTILITIES--3.29%
    181,000 Suez ...........................................           2,886,088
                                                                     -----------
  TOTAL FRANCE EQUITIES ....................................          78,496,319
                                                                     -----------
GERMANY--2.22%
  CONSUMER DISCRETIONARY--0.84%
     17,200 Medion .........................................             742,040
                                                                     -----------
  FINANCIALS--1.38%
     32,340 Aareal Bank ....................................             669,700
     21,000 Hannover
              Rueckversicherungs ...........................             543,588
                                                                     -----------
                                                                       1,213,288
                                                                     -----------
  TOTAL GERMANY EQUITIES ...................................           1,955,328
                                                                     -----------
NETHERLANDS--4.88%
  CONSUMER STAPLES--0.83%
    465,000 Laurus (a) .....................................             727,545
                                                                     -----------
  FINANCIALS--1.13%
     40,000 Euronext .......................................             993,529
                                                                     -----------
  INFORMATION TECHNOLOGY--2.92%
    122,000 STMicroelectronics .............................           2,562,880
                                                                     -----------
  TOTAL NETHERLANDS EQUITIES ...............................           4,283,954
                                                                     -----------

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Portfolio of Investments (concluded)

June 30, 2003 (unaudited)
--------------------------------------------------------------------------------
EQUITIES--(CONCLUDED)
--------------------------------------------------------------------------------

   Shares                                                               Value
   ------                                                              -------
SPAIN--0.92%
  FINANCIALS--0.92%
    105,000 Immobiliaria Urbis .............................         $   810,550
                                                                     -----------
UNITED KINGDOM--1.95%
  INDUSTRIALS--0.92%
    305,000 Serco Group ....................................             806,737
                                                                     -----------
  MATERIALS--1.03%
    146,000 Yule Catto & Company ...........................             902,686
                                                                     -----------
    TOTAL UNITED KINGDOM EQUITIES ..........................           1,709,423
                                                                     -----------
TOTAL INVESTMENTS
 (cost--$82,356,157)--99.37% ...............................          87,255,574
OTHER ASSETS LESS LIABILITIES--0.63% .......................             549,505
                                                                     -----------
NET ASSETS (applicable to 12,072,000
  shares; equivalent to $7.27 per
  share)--100.00% ..........................................         $87,805,079
                                                                     ===========

----------
(a) Non-income producing security.








                 See accompanying notes to financial statements.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities

June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$82,356,157) ...   $  87,255,574
    Cash (including euros of $396,026 with a cost of $402,636)          512,483
    Dividends receivable ......................................          80,057
    Receivable for investments sold ...........................          14,000
    Receivable for avoir fiscal ...............................         181,765
    Prepaid expenses and other assets .........................         220,161
                                                                  -------------
        Total assets ..........................................      88,264,040
                                                                  -------------
LIABILITIES:
    Administration fee payable ................................          10,274
    Accrued expenses ..........................................         448,687
                                                                  -------------
        Total liabilities .....................................         458,961
                                                                  -------------
NET ASSETS:
    Common stock, $0.01 par value; 12,072,000 shares issued and
      outstanding (100,000,000 shares authorized) .............         120,720
    Additional paid-in-capital ................................     122,598,142
    Accumulated net investment income .........................         527,809
    Accumulated net realized loss .............................     (40,338,008)
    Net unrealized appreciation of investments and other assets
      and liabilities denominated in euros ....................       4,896,416
                                                                  -------------
    Net assets applicable to shares outstanding ...............   $  87,805,079
                                                                  =============
NET ASSET VALUE PER SHARE .....................................           $7.27
                                                                          =====








                 See accompanying notes to financial statements.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Statement of Operations

For the Six Months Ended June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $174,143 of avoir fiscal (net of French
      withholding taxes of $314,912) ...........................   $ 1,709,202
    Interest ...................................................         2,597    $ 1,711,799
                                                                   -----------    -----------
EXPENSES:
    Legal fees .................................................       247,367
    Internalized fund operations, salaries and consultants .....       243,227
    Office space, general expenses and trading services ........       127,098
    Directors' expenses ........................................        75,396
    Custodian and accounting fees ..............................        70,907
    Administration fees ........................................        61,987
    Reports to shareholders ....................................        53,245
    Insurance expense ..........................................        53,073
    Directors' fees ............................................        52,125
    Shareholder meetings and relations expense .................        50,797
    Audit fees .................................................        47,965
    New York Stock Exchange listing fee ........................        16,625
    Transfer agent fees ........................................        12,308
    Other expenses .............................................        71,870
                                                                   -----------
    Total expenses .............................................                    1,183,990
                                                                                  -----------
    Net investment income ......................................                      527,809
                                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments ..............................................                   (2,525,202)
      Foreign currency transactions ............................                      249,012
    Net change in unrealized appreciation/depreciation of:
      Investments ..............................................                    9,124,226
      Other assets and liabilities denominated in euros ........                      (42,839)
                                                                                  -----------
    Net realized and unrealized gain on investments
      and foreign currency transactions ........................                    6,805,197
                                                                                  -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ..........                  $ 7,333,006
                                                                                  ===========









                 See accompanying notes to financial statements.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            FOR THE
                                                                        SIX MONTHS ENDED    FOR THE YEAR
                                                                          JUNE 30, 2003         ENDED
                                                                           (UNAUDITED)    DECEMBER 31, 2002
                                                                        ----------------  -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income (loss) .....................................   $     527,809      $  (1,228,762)
    Net realized loss on investments, futures contracts, options
      and foreign currency transactions ..............................      (2,276,190)       (27,882,560)
    Net change in unrealized appreciation/depreciation of investments, futures contracts, options and other assets and liabilities
      denominated in euros ...........................................       9,081,387          5,313,471
                                                                         -------------      -------------
    Total gain (loss) from investment operations .....................       7,333,006        (23,797,851)
                                                                         -------------      -------------
NET ASSETS:
    Beginning of period ..............................................      80,472,073        104,269,924
                                                                         -------------      -------------
    End of period ....................................................   $  87,805,079      $  80,472,073
                                                                         =============      =============








                 See accompanying notes to financial statements.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements

June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they are traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at June 30, 2003. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. FEDERAL TAX STATUS--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2002, the Fund had a net capital loss carryforward of $26,897,148 which will expire as follows: $527,910 on December 31, 2009 and $26,369,238 on December 31, 2010. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury regulations, the Fund has elected to defer $9,635,941 of realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on January 1, 2003.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


FRENCH WITHHOLDING TAX--Generally dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund may be entitled to recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend, currently equal to 8.5% of the dividend amount (10% credit less 15% withholding tax on such credit). In certain circumstances, such as if a precompte tax (the tax on dividends paid out of a French company's profits that have not been subject to French corporate income tax at the standard rate or have been earned more than five years ago) is assessed on the dividend, the Fund may be entitled to recover up to 50% avoir fiscal, currently equal to 42.5% (50% credit less 15% withholding tax on such credit). The Fund may make such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Effective January 1, 2002, the definition of a dividend has been narrowed to include only (1) dividends decided by the French company's annual general meeting where the company's accounts are approved and (2) interim distributions that qualify as dividends and are decided before the annual general meeting. Although this narrowed definition gives French companies some flexibility with planning around the precompte tax, it potentially decreases the total tax credit available for nonresident investors. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation/depreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. The tax character of distributions paid, if any, and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated for the Fund after the Fund's fiscal year end at December 31, 2003.

INTERNALIZED MANAGEMENT

At a meeting of the Board of Directors (the "Board") held on October 21, 2002, the Board approved the internalization of the portfolio management of the Fund, effective November 1, 2002 and named Pierre H.R. Daviron, a member of the Board, President and Chief Investment Officer of the Fund. Mr. Daviron is responsible for the Fund's investment process. As complete compensation for his services, the Fund has paid or accrued approximately $84,835 to Mr. Daviron for the six months ended June 30, 2003. Such amount is included in "Internalized fund operations, salaries and consultants" expense in the Statement of Operations.

In addition, the Fund has entered into certain consultancy arrangements to provide investment research and administrative support services. For the six months ended June 30, 2003, the Fund has paid or accrued $158,392 for these services. Such amounts are included in "Internalized fund operations, salaries and consultants" expense in the Statement of Operations.

On October 21, 2002, the Fund entered into a monthly operating lease and buy side trading agreement (the "Agreement") for office space and trading services with ABN Amro. The monthly rental expense for office space is $1,850 per month. For the six months ended June 30, 2003, the Fund has paid or accrued $11,100 in connection with the rental of office space; such amount is included in "Office space, general expenses and trading services" in the Statement of Operations. In connection with the Agreement, the Fund pays ABN Amro a buy side service fee for execution of trades of .05% of the market value of such trades. For the six months ended June 30, 2003, the Fund paid or accrued $20,055 in connection with this service, such amount is included in "Office space, general expenses and trading services" in the Statement of Operations. The Agreement may be terminated at any time.

In connection with the internalized management of the Fund for the six months ended June 30, 2003, the Fund has paid or accrued an aggregate of $370,325, which represents 0.42% of net assets.

ADMINISTRATOR

UBS Global Asset Management (US) Inc. ("UBS Global AM")(the "Administrator"), an indirect wholly-owned asset management subsidiary of UBSAG, has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next $100 million of such net assets, and 0.08% on such net assets in excess of $200 million, subject to a minimum annual fee of $125,000.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


TRANSACTIONS WITH AFFILIATES

An employee of UBS Finanical Services Inc., an indirect wholly owned subsidiary of UBS AG and an affiliate of the Administrator, serves as a director of the Fund. An employee of the Administrator serves as Treasurer of the Fund. The Secretary of the Fund is special counsel to Epstein Becker & Green, P.C., a law firm that on occasion provides legal services to the Fund.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2003, was substantially the same as the cost for financial statement purposes. Accordingly, net unrealized appreciation of investments of $4,899,417 was composed of gross appreciation of $10,698,089 for those investments having an excess of value over cost and gross depreciation of $5,798,672 for those investments having an excess of cost over value.

For the six months ended June 30, 2003, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $22,359,547, and $20,324,826, respectively.

CAPITAL STOCK

There were 12,072,000 shares of $0.01 par value capital stock outstanding as of June 30, 2003. The Fund did not repurchase any shares of its common stock under the stock repurchase program during the six months ended June 30, 2003 and the year ended December 31, 2002.

Shares can be repurchased pursuant to the Fund's stock repurchase program to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

The France Growth Fund, Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


Selected data for a share of common stock outstanding throughout each period is presented below:

                                             FOR THE
                                           SIX MONTHS
                                              ENDED                    FOR THE YEARS ENDED DECEMBER 31,
                                          JUNE 30, 2003  ------------------------------------------------------------------
                                           (UNAUDITED)   2002(a)        2001           2000           1999           1998
                                          -------------  -------      --------       --------       --------       --------
Net asset value, beginning of period .....   $  6.67     $  8.64      $  12.05       $  18.13       $  16.41       $  13.12
                                             -------     -------      --------       --------       --------       --------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss) .............      0.04       (0.10)        (0.06)(b)      (0.08)          0.01           0.06
Net realized and unrealized gain (loss) on
  investments, options, futures contracts
  and foreign currency transactions ......      0.56       (1.87)        (3.03)(b)      (2.11)          5.50           5.26
                                             -------     -------      --------       --------       --------       --------
        Total income (loss) from
          investment operations ..........      0.60       (1.97)        (3.09)         (2.19)          5.51           5.32
                                             -------     -------      --------       --------       --------       --------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income ...............        --          --            --             --          (0.00)(c)         --
From net realized gain on investments ....        --          --         (0.13)         (3.91)         (3.80)         (2.03)
From paid-in-capital .....................        --          --         (0.23)            --             --             --
                                             -------     -------      --------       --------       --------       --------
        Total dividends and distributions         --          --         (0.36)         (3.91)         (3.80)         (2.03)
                                             -------     -------      --------       --------       --------       --------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of:
  Shares repurchased pursuant to
    the tender offer .....................        --          --          0.04             --             --             --
  Shares repurchased pursuant to the
    stock repurchase program .............        --          --            --           0.02           0.01             --
                                             -------     -------      --------       --------       --------       --------
        Total capital share transactions .        --          --          0.04           0.02           0.01             --
                                             -------     -------      --------       --------       --------       --------
Net asset value, end of period ...........   $  7.27     $  6.67      $   8.64       $  12.05       $  18.13       $  16.41
                                             =======     =======      ========       ========       ========       ========
Market value, end of period ..............   $  6.28     $  5.70      $   7.33       $  10.50       $  15.31       $  13.63
                                             =======     =======      ========       ========       ========       ========
TOTAL INVESTMENT RETURN: (d) .............     10.18%     (22.24)%      (27.36)%        (7.00)%        45.93%         48.20%
                                             =======     =======      ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) ..   $87,805     $80,472      $104,270       $181,798       $277,024       $251,876
Ratio of expenses to average net
  assets, net of fee waivers .............      2.99%(f)    3.37%(e)      1.83%(e)       1.44%(e)       1.33%(e)       1.38%(e)
Ratio of net investment income (loss)
  to average net assets, net of waivers ..      1.34%(f)   (1.35)%(e)    (0.61)%(e)     (0.53)%(e)      0.07%(e)       0.38%(e)
Portfolio turnover .......................        26%         83%           86%            82%            48%            47%

----------
(a) Investment advisory functions for the Fund were transferred from Credit Agricole Asset Management U.S. Advisory services to internal management on November 1, 2002.
(b) Based on average daily shares outstanding during the year ended December 31, 2001.
(c)  Dividend equal to $0.0025 per share.
(d) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for a period of less than one year is not annualized.
(e) Credit Agricole Asset Management U.S. Advisory Services waived a portion of its fees during the period January 1, 2002 through October 31, 2002 and for each of the years ended December 31, 2001, 2000, 1999 and 1998. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.46%, 1.93%, 1.55%, 1.46%, and 1.46%, respectively, and the ratio of net investment income (loss) to average net assets would have been (1.45)%, (0.70)%, (0.64)%, (0.06)% and 0.30%, respectively.
(f)  Annualized.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

     This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without audit by independent auditors who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

     Comparisons between changes in the Fund's net asset value per share and changes in the benchmark should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.

ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.


ITEM 6.  [RESERVED BY SEC FOR FUTURE USE.]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement does not apply to this semi-annual report filing.


ITEM 8.  [RESERVED BY SEC FOR FUTURE USE.]


ITEM 9.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 10.  EXHIBITS.

  (a)(1) Code of Ethics - Form N-CSR requirement not yet effective with respect to the registrant.

  (a)(2) Certification of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.CERT.

  (b) Certification of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FRANCE GROWTH FUND, INC.

By:      /S/ PIERRE H.R. DAVIRON
         -----------------------
         Pierre H.R. Daviron
         President

Date:    SEPTEMBER 5, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /S/ PIERRE H.R. DAVIRON
         -----------------------
         Pierre H.R. Daviron
         President

Date:    SEPTEMBER 5, 2003

By:      /S/ PAUL H. SCHUBERT
         --------------------
         Paul H. Schubert
         Treasurer

Date:    SEPTEMBER 5, 2003